UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2008

COMVERSE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

New York	13-3238402
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

810 Seventh Avenue New York, New York (Address of principal executive offices)	10019 (Zip Code)

Registrant’s telephone number, including area code: 212-739-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 21, 2008, Comverse Technology, Inc. (the "Company") issued a press release announcing unaudited consolidated cash and debt information for at July 31, 2008. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

In accordance with General Instruction B.2., the foregoing information and the information set forth in Exhibit 99.1, are furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information disclosed under Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by a specific reference in such filing.

This Current Report on Form 8-K contains “forward-looking statements” under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that any forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could affect the Company include: the results of the investigation of the Special Committee of the Board of Directors concluded on January 28, 2008, of matters relating to the Company’s stock option grant practices and other accounting matters; the impact of any restatement of financial statements of the Company or other actions that may be taken or required as a result of such investigation or as result of the Company’s evaluation of the application of GAAP in connection with the recognition of revenue; the Company’s inability to file reports with the Securities and Exchange Commission; the effects of the delisting of the Company’s Common Stock from NASDAQ and the quotation of the Company’s Common Stock in the “Pink Sheets,” including any adverse effects relating to the trading of the stock due to, among other things, the absence of market makers; risks relating to the Company’s ability to relist its Common Stock on NASDAQ; risks relating to alleged defaults under the Company’s ZYPS indentures, including acceleration of repayment; risks of litigation (including the pending securities class action and derivative lawsuits and any potential civil injunctive action by the Securities and Exchange Commission) and of governmental investigations or proceedings arising out of or related to the Company’s stock option practices or any other accounting irregularities or any restatement of the financial statements of the Company, including the direct and indirect costs of such investigations and restatement; changes in the demand for the Company’s products; changes in capital spending among the Company’s current and prospective customers; the risks associated with the sale of large, complex, high capacity systems and with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either the Company or its competition; risks associated with rapidly changing technology and the ability of the Company to introduce new products on a timely and cost-effective basis; aggressive competition may force the Company to reduce prices; a failure to compensate any decrease in the sale of the Company’s traditional products with a corresponding increase in sales of new products; risks associated with changes in the competitive or regulatory environment in which the Company operates; risks associated with prosecuting or defending allegations or claims of infringement of intellectual property rights; risks associated with significant foreign operations and international sales and investment

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activities, including fluctuations in foreign currency exchange rates, investments in auction rate securities, interest rates, and valuations of public and private equity; the volatility of macroeconomic and industry conditions and the international marketplace; the risk of declines in information technology spending; risks associated with the Company’s ability to retain existing personnel and recruit and retain qualified personnel. The Company undertakes no commitment to update or revise forward-looking statements except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:
Exhibit No.	Description
99.1	Press Release of Comverse Technology, Inc. dated October 21, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMVERSE TECHNOLOGY, INC.

Date: October 21, 2008	By:	/s/ Cynthia Shereda
	Name:	Cynthia Shereda
	Title:	Executive Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description
99.1	Press Release of Comverse Technology, Inc. dated October 21, 2008

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